Exhibit 99.1

TE Connectivity announces second quarter results for fiscal year 2020

Year to date free cash flow up 34% year-over-year; Company has excess of $2 billion in available liquidity

SCHAFFHAUSEN, Switzerland – April 28, 2020 – TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter ended March 27, 2020.

Second Quarter Highlights

•	Net sales were $3.2 billion, in line with the company’s guidance, down 6% on a reported and down 5% on an organic basis over the second quarter of 2019.
•	Diluted earnings per share (EPS) from continuing operations were a loss of $1.35. Adjusting for one-time impairment charge, adjusted EPS were $1.29, exceeding the high end of the company’s guidance.
•

Cash flow from continuing operating activities was $481 million and free cash flow was $311 million.  Year to date free cash flow up 34% versus prior year. During the quarter the company returned $433 million returned to shareholders.

•	Strong liquidity position with more than $2 billion available liquidity.

“The market environment we guided to last quarter changed dramatically, and I’m pleased that we still delivered sales in line with our guidance and adjusted earnings per share above our expectations,” said TE Connectivity Chief Executive Officer Terrence Curtin. “Despite the impact of COVID-19, we were able to maintain adjusted operating margins above 16% due to the diversity of our portfolio, our global manufacturing strategy and our early execution of cost reduction actions. We continue to successfully prioritize the safety of our employees while keeping our commitments to our customers, and I want to thank our employees for their strong execution in what has been an unprecedented time for our global community. We expect to see COVID-related demand impacts in the second half of the year particularly in the transportation and commercial aerospace markets, but our strong free cash flow and liquidity allows us to continue to invest in long-term global growth trends and position us for further content growth when demand returns.”

2020 Outlook

For the fiscal third quarter of 2020, the company expects net sales to be down approximately 25% sequentially, reflecting the impact of COVID-19 on the end demand environment, especially in the transportation and commercial aerospace markets. The company is withdrawing its full year guidance due to limited visibility of COVID-19 impact on future demand.

Information about TE Connectivity’s use of non-GAAP financial measures is provided below. For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the attached tables.

Conference Call and Webcast

The company will hold a conference call today beginning at 8:30 a.m. ET. The dial-in information is provided here:

•At TE Connectivity's website: investors.te.com

•By telephone: For both "listen-only" participants and those participants who wish to take part in the question-and-answer portion of the call, the dial-in number in the United States is (866) 211-4092, and for international callers, the dial-in number is (647) 689-6620.

•	A replay of the conference call will be available on TE Connectivity’s investor website at investors.te.com at 11:30 a.m. ET on April 28, 2020.

About TE Connectivity

TE Connectivity Ltd. (NYSE: TEL) is a $13 billion global industrial technology leader creating a safer, sustainable, productive, and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications, and the home. With nearly 80,000 employees, including more than 8,000 engineers, working alongside customers in approximately 150 countries, TE ensures that EVERY CONNECTION COUNTS. Learn more at www.te.com and on LinkedIn,  Facebook,  WeChat and Twitter.

Non-GAAP Financial Measures

We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies.

The following provides additional information regarding our non-GAAP financial measures:

•Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans.

•Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans.

•Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any.

•Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any.

•Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects.

•Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

•Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free

Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations.

Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments.

In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

Forward-Looking Statements

This release contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID-19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate.  More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 27, 2019 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations: Fernando Vivanco TE Connectivity 610-893-9756 Fernando.Vivanco@te.com	Investor Relations: Sujal Shah TE Connectivity 610-893-9790 Sujal.Shah@te.com

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 27,	March 29,	March 27,	March 29,
	2020	2019	2020	2019
	(in millions, except per share data)
Net sales	$3,195	$3,412	$6,363	$6,759
Cost of sales	2,166	2,294	4,304	4,527
Gross margin	1,029	1,118	2,059	2,232
Selling, general, and administrative expenses	352	373	719	762
Research, development, and engineering expenses	158	166	319	327
Acquisition and integration costs	12	7	19	12
Restructuring and other charges, net	22	42	46	117
Impairment of goodwill	900	-	900	-
Operating income (loss)	(415)	530	56	1,014
Interest income	5	4	11	9
Interest expense	(11)	(15)	(23)	(42)
Other income, net	11	1	16	-
Income (loss) from continuing operations before income taxes	(410)	520	60	981
Income tax expense	(42)	(91)	(489)	(169)
Income (loss) from continuing operations	(452)	429	(429)	812
Income (loss) from discontinued operations, net of income taxes	(4)	10	(1)	(97)
Net income (loss)	$(456)	$439	$(430)	$715

Basic earnings (loss) per share:
Income (loss) from continuing operations	$(1.35)	$1.27	$(1.28)	$2.39
Income (loss) from discontinued operations	(0.01)	0.03	-	(0.29)
Net income (loss)	(1.37)	1.30	(1.29)	2.10

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$(1.35)	$1.26	$(1.28)	$2.37
Income (loss) from discontinued operations	(0.01)	0.03	-	(0.28)
Net income (loss)	(1.37)	1.29	(1.29)	2.09

Weighted-average number of shares outstanding:
Basic	334	338	334	340
Diluted	334	340	334	342

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 27,	September 27,
	2020	2019
	(in millions, except share data)
Assets
Current assets:
Cash and cash equivalents	$796	$927
Accounts receivable, net of allowance for doubtful accounts of $32 and $25, respectively	2,461	2,320
Inventories	2,001	1,836
Prepaid expenses and other current assets	457	471
Total current assets	5,715	5,554
Property, plant, and equipment, net	3,558	3,574
Goodwill	5,235	5,740
Intangible assets, net	1,547	1,596
Deferred income taxes	2,382	2,776
Other assets	930	454
Total assets	$19,367	$19,694

Liabilities and equity
Current liabilities:
Short-term debt	$603	$570
Accounts payable	1,390	1,357
Accrued and other current liabilities	1,966	1,613
Total current liabilities	3,959	3,540
Long-term debt	3,752	3,395
Long-term pension and postretirement liabilities	1,359	1,367
Deferred income taxes	126	156
Income taxes	228	239
Other liabilities	772	427
Total liabilities	10,196	9,124
Commitments and contingencies
Equity:
TE Connectivity Ltd. shareholders' equity:
Common shares, CHF 0.57 par value, 350,951,381 shares authorized and issued	154	154
Accumulated earnings	11,122	12,256
Treasury shares, at cost, 19,877,795 and 15,862,337 shares, respectively	(1,639)	(1,337)
Accumulated other comprehensive loss	(571)	(503)
Total TE Connectivity Ltd. shareholders' equity	9,066	10,570
Noncontrolling interests	105	-
Total equity	9,171	10,570
Total liabilities and equity	$19,367	$19,694

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 27,	March 29,	March 27,	March 29,
	2020	2019	2020	2019
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(456)	$439	$(430)	$715
(Income) loss from discontinued operations, net of income taxes	4	(10)	1	97
Income (loss) from continuing operations	(452)	429	(429)	812
Adjustments to reconcile income (loss) from continuing operations to net cash provided by operating activities:
Impairment of goodwill	900	-	900	-
Depreciation and amortization	180	173	354	341
Deferred income taxes	(49)	(17)	345	(28)
Non-cash lease cost	25	-	52	-
Provision for losses on accounts receivable and inventories	(2)	5	18	28
Share-based compensation expense	15	15	37	38
Other	1	14	11	32
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(116)	(81)	(140)	(107)
Inventories	25	49	(151)	(70)
Prepaid expenses and other current assets	48	24	25	91
Accounts payable	(45)	(35)	49	(44)
Accrued and other current liabilities	5	(16)	(180)	(206)
Income taxes	(9)	6	1	21
Other	(45)	(11)	-	(25)
Net cash provided by continuing operating activities	481	555	892	883
Net cash provided by (used in) discontinued operating activities	-	1	-	(30)
Net cash provided by operating activities	481	556	892	853
Cash flows from investing activities:
Capital expenditures	(133)	(191)	(309)	(401)
Proceeds from sale of property, plant, and equipment	1	12	3	13
Acquisition of businesses, net of cash acquired	(244)	8	(359)	8
Proceeds from divestiture of discontinued operation, net of cash retained by sold operation	-	9	-	297
Other	(2)	(3)	(2)	-
Net cash used in continuing investing activities	(378)	(165)	(667)	(83)
Net cash used in discontinued investing activities	-	-	-	(2)
Net cash used in investing activities	(378)	(165)	(667)	(85)
Cash flows from financing activities:
Net increase (decrease) in commercial paper	(210)	27	(219)	90
Proceeds from issuance of debt	593	-	593	350
Repayment of debt	-	-	-	(441)
Proceeds from exercise of share options	13	10	27	17
Repurchase of common shares	(269)	(220)	(408)	(739)
Payment of common share dividends to shareholders	(153)	(149)	(307)	(299)
Transfers (to) from discontinued operations	-	1	-	(32)
Other	(5)	(1)	(31)	(30)
Net cash used in continuing financing activities	(31)	(332)	(345)	(1,084)
Net cash provided by (used in) discontinued financing activities	-	(1)	-	32
Net cash used in financing activities	(31)	(333)	(345)	(1,052)
Effect of currency translation on cash	(18)	2	(11)	1
Net increase (decrease) in cash, cash equivalents, and restricted cash	54	60	(131)	(283)
Cash, cash equivalents, and restricted cash at beginning of period	742	505	927	848
Cash, cash equivalents, and restricted cash at end of period	$796	$565	$796	$565

Supplemental cash flow information:
Interest paid on debt, net	$20	$33	$24	$52
Income taxes paid, net of refunds	101	102	144	177

TE CONNECTIVITY LTD.

RECONCILIATION OF FREE CASH FLOW (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 27,	March 29,	March 27,	March 29,
	2020	2019	2020	2019
	(in millions)
Net cash provided by continuing operating activities	$481	$555	$892	$883
Excluding:
Cash collected pursuant to collateral requirements related to cross-currency swap contracts	(38)	(32)	(32)	(82)
Capital expenditures, net	(132)	(179)	(306)	(388)
Free cash flow (1)	$311	$344	$554	$413

(1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Six Months Ended
	March 27,		March 29,		March 27,		March 29,
	2020		2019		2020		2019
	($ in millions)
	Net Sales		Net Sales		Net Sales		Net Sales
Transportation Solutions	$1,857		$1,971		$3,725		$3,957
Industrial Solutions	962		1,007		1,889		1,935
Communications Solutions	376		434		749		867
Total	$3,195		$3,412		$6,363		$6,759

	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (Loss)	Margin	Income	Margin	Income (Loss)	Margin	Income	Margin
Transportation Solutions	$(606)	(32.6)%	$316	16.0%	$(290)	(7.8)%	$648	16.4%
Industrial Solutions	142	14.8	137	13.6	257	13.6	237	12.2
Communications Solutions	49	13.0	77	17.7	89	11.9	129	14.9
Total	$(415)	(13.0)%	$530	15.5%	$56	0.9%	$1,014	15.0%

	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted	Adjusted
	Operating	Operating	Operating	Operating	Operating	Operating	Operating	Operating
	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)	Income (1)	Margin (1)
Transportation Solutions	$322	17.3%	$344	17.5%	$647	17.4%	$700	17.7%
Industrial Solutions	145	15.1	159	15.8	277	14.7	297	15.3
Communications Solutions	52	13.8	78	18.0	97	13.0	149	17.2
Total	$519	16.2%	$581	17.0%	$1,021	16.0%	$1,146	17.0%

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NET SALES GROWTH (DECLINE) (UNAUDITED)

	Change in Net Sales for the Quarter Ended March 27, 2020
	versus Net Sales for the Quarter Ended March 29, 2019
	Net Sales		Organic Net Sales
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$(60)	(4.2)%	$(29)	(2.1)%	$(31)	$-
Commercial transportation	(30)	(9.3)	(36)	(11.1)	(8)	14
Sensors	(24)	(10.8)	(33)	(14.9)	(3)	12
Total	(114)	(5.8)	(98)	(5.0)	(42)	26
Industrial Solutions (3):
Aerospace, defense, oil, and gas	(13)	(3.9)	(10)	(2.9)	(3)	-
Industrial equipment	(46)	(14.1)	(40)	(12.5)	(6)	-
Medical	10	5.7	10	5.7	-	-
Energy	4	2.3	10	5.6	(6)	-
Total	(45)	(4.5)	(30)	(3.0)	(15)	-
Communications Solutions (3):
Data and devices	(33)	(13.1)	(33)	(13.1)	-	-
Appliances	(25)	(13.7)	(22)	(11.9)	(3)	-
Total	(58)	(13.4)	(55)	(12.6)	(3)	-
Total	$(217)	(6.4)%	$(183)	(5.4)%	$(60)	$26

	Change in Net Sales for the Six Months Ended March 27, 2020
	versus Net Sales for the Six Months Ended March 29, 2019
	Net Sales		Organic Net Sales
	Growth (Decline)		Growth (Decline) (1)		Translation (2)	Acquisitions
	($ in millions)
Transportation Solutions (3):
Automotive	$(124)	(4.3)%	$(72)	(2.5)%	$(52)	$-
Commercial transportation	(69)	(11.1)	(81)	(13.2)	(15)	27
Sensors	(39)	(8.8)	(58)	(13.1)	(5)	24
Total	(232)	(5.9)	(211)	(5.3)	(72)	51
Industrial Solutions (3):
Aerospace, defense, oil, and gas	11	1.8	17	2.8	(6)	-
Industrial equipment	(98)	(15.3)	(87)	(13.7)	(11)	-
Medical	21	6.1	22	6.3	(1)	-
Energy	20	6.0	29	8.7	(9)	-
Total	(46)	(2.4)	(19)	(1.0)	(27)	-
Communications Solutions (3):
Data and devices	(71)	(14.0)	(71)	(14.0)	-	-
Appliances	(47)	(13.1)	(43)	(11.7)	(4)	-
Total	(118)	(13.6)	(114)	(13.1)	(4)	-
Total	$(396)	(5.9)%	$(344)	(5.1)%	$(103)	$51

(1) Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.
(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 27, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Items (2)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(606)	$10	$18	$900	$-	$322
Industrial Solutions	142	2	1	-	-	145
Communications Solutions	49	-	3	-	-	52
Total	$(415)	$12	$22	$900	$-	$519

Operating margin	(13.0)%					16.2%

Other income, net	$11	$-	$-	$-	$(8)	$3

Income tax expense	$(42)	$(2)	$(4)	$(4)	$(31)	$(83)

Effective tax rate	(10.2)%					16.1%

Income (loss) from continuing operations	$(452)	$10	$18	$896	$(39)	$433

Diluted earnings (loss) per share from continuing operations (3)	$(1.35)	$0.03	$0.05	$2.67	$(0.12)	$1.29

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2019

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$316	$4	$24	$-	$344
Industrial Solutions	137	5	17	-	159
Communications Solutions	77	-	1	-	78
Total	$530	$9	$42	$-	$581

Operating margin	15.5%				17.0%

Other income, net	$1	$-	$-	$-	$1

Income tax expense	$(91)	$(2)	$(10)	$15	$(88)

Effective tax rate	17.5%				15.4%

Income from continuing operations	$429	$7	$32	$15	$483

Diluted earnings per share from continuing operations	$1.26	$0.02	$0.09	$0.04	$1.42

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 27, 2020

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Impairment	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	of Goodwill (1)	Items (2)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating income (loss):
Transportation Solutions	$(290)	$15	$22	$900	$-	$647
Industrial Solutions	257	4	16	-	-	277
Communications Solutions	89	-	8	-	-	97
Total	$56	$19	$46	$900	$-	$1,021

Operating margin	0.9%					16.0%

Other income, net	$16	$-	$-	$-	$(8)	$8

Income tax expense	$(489)	$(3)	$(4)	$(4)	$324	$(176)

Effective tax rate	815.0%					17.3%

Income (loss) from continuing operations	$(429)	$16	$42	$896	$316	$841

Diluted earnings (loss) per share from continuing operations (3)	$(1.28)	$0.05	$0.13	$2.67	$0.94	$2.50

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax expense related to the tax impacts of certain measures of Swiss tax reform. Also includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 29, 2019

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$648	$7	$45	$-	$700
Industrial Solutions	237	8	52	-	297
Communications Solutions	129	-	20	-	149
Total	$1,014	$15	$117	$-	$1,146

Operating margin	15.0%				17.0%

Income tax expense	$(169)	$(3)	$(29)	$15	$(186)

Effective tax rate	17.2%				16.7%

Income from continuing operations	$812	$12	$88	$15	$927

Diluted earnings per share from continuing operations	$2.37	$0.04	$0.26	$0.04	$2.71

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Includes income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.
(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 28, 2019

(UNAUDITED)

		Adjustments
		Acquisition-	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net (1)	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$308	$6	$53	$-	$367
Industrial Solutions	156	3	8	-	167
Communications Solutions	56	-	6	-	62
Total	$520	$9	$67	$-	$596

Operating margin	15.3%				17.6%

Other income, net	$2	$-	$-	$-	$2

Income tax (expense) benefit	$245	$(1)	$(17)	$(307)	$(80)

Effective tax rate	(47.8)%				13.6%

Income from continuing operations	$758	$8	$50	$(307)	$509

Diluted earnings per share from continuing operations	$2.24	$0.02	$0.15	$(0.91)	$1.50

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes a $214 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform and a $93 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction.

(3) See description of non-GAAP financial measures.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 27, 2019

(UNAUDITED)

		Adjustments
		Acquisition-
		Related Charges	Restructuring
		and Other	and Other	Tax	Adjusted
	U.S. GAAP	Items (1)(2)	Charges, Net (1)	Items (3)	(Non-GAAP) (4)
	($ in millions, except per share data)
Operating income:
Transportation Solutions	$1,226	$31	$144	$-	$1,401
Industrial Solutions	543	15	63	-	621
Communications Solutions	209	1	48	-	258
Total	$1,978	$47	$255	$-	$2,280

Operating margin	14.7%				17.0%

Other income, net	$2	$-	$-	$-	$2

Income tax (expense) benefit	$15	$(9)	$(61)	$(291)	$(346)

Effective tax rate	(0.8)%				15.5%

Income from continuing operations	$1,946	$38	$194	$(291)	$1,887

Diluted earnings per share from continuing operations	$5.72	$0.11	$0.57	$(0.86)	$5.55

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.
(2) Includes acquisition-related charges of $30 million and a write-off of spare parts of $17 million.

(3) Includes a $216 million income tax benefit related to the tax impacts of certain measures of Swiss tax reform, a $90 million income tax benefit related to the effective settlement of a tax audit in a non-U.S. jurisdiction, and $15 million of income tax expense associated with the tax impacts of certain legal entity restructurings and intercompany transactions.

(4) See description of non-GAAP financial measures.